ORDD
HECTOR J. CARBAJAL II
Nevada Bar No. 6247
CARBAJAL LAW
10001 Park Run Drive
Las Vegas, Nevada 89145
Telephone: (702) 846-0040
Facsimile: (702) 846-1329
E-mail: hector@claw.vegas
Attorneys for Defendant

DISTRICT COURT

CLARK COUNTY, NEVADA

ALPHARIDGE CAPITAL LLC Plaintiff, vs. HOMELAND RESOURCES LTD. Defendant.	Case No.: A-21-836335-C Dept. No.: 5 Hearing Date: June 29,2021 Hearing Time: 9:00 a.m.

ORDER DENYING APPLICATION FOR THE APPOINTMENT OF CUSTODIAN PURSUANT TO NRS 78.347(1)(b)

This matter having come on for hearing via the BlueJeans Videoconferencing Application before the above-entitled Court on Plaintiff's *Application for the Appointment of Custodian Pursuant to NRS 78.347(1)(b)*. Hector J. Carbajal II, Esq., of Carbajal Law, appearing on behalf of Defendant Homeland Resources Ltd., and Frederick C. Bauman, Esq. of Bauman Law Firm, appearing on behalf of Plaintiff Alpharidge Capital LLC.

The Court after having considered the Application, the Opposition, and the arguments of counsel, and upon good cause appearing therefor,

. . .

. . .

. . .

. . .

. . .

IT IS HEREBY ORDERED that Plaintiff's *Application for the Appointment of Custodian Pursuant to NRS 78.347(1)(b)* is **DENIED** Without Prejudice.

Dated this 6th day of July, 2021

VBarisich

07B FBE F8AB F9CB
Veronica M. Barisich
District Court Judge

Respectfully submitted by:

CARBAJAL LAW

By: */s/ Hector J. Carbajal II*
Hector J. Carbajal II, Esq.
Nevada Bar No. 6247
10001 Park Run Drive
Las Vegas, NV 89145
Attorneys for Defendant

Approved as to form and content by:

BAUMAN LAW FIRM

By: */s/ Frederick C. Bauman*
Frederick C. Bauman, Esq.
Nevada Bar No. 8370
6440 Sky Pointe Drive, Suite 140-149
Las Vegas, Nevada 89131
Attorneys for Plaintiff

Brittany Friedman

From:	Fredrick Bauman <fred@lawbauman.com>
Sent:	Tuesday, June 29, 2021 2:07 PM
To:	Brittany Friedman
Cc:	Hector Carbajal
Subject:	RE: Alphardige Capital LLC v. Homeland Resources Ltd; Case No. A-21-836335-C
Attachments:	Order Denying Application for Custodian HMLA.06.29.2021.docx

Thank you, the order is acceptable.
Regards, Fred Bauman

Frederick C. Bauman

Bauman Law Firm
6228 Dartle Street
Las Vegas, NV 89130
Phone (702) 533-8372
(800) 991-8697

Mailing Address:
6440 Sky Pointe Dr., Ste 140-149
Las Vegas, NV 89131

From: Brittany Friedman <Brittany@claw.vegas>
Sent: Tuesday, June 29, 2021 10:06 AM
To: Fredrick Bauman <fred@lawbauman.com>
Cc: Hector Carbajal <Hector@claw.vegas>
Subject: Alphardige Capital LLC v. Homeland Resources Ltd; Case No. A-21-836335-C

Mr. Bauman, enclosed for your review is a draft of the proposed *Order Denying Application for the Appointment of Custodian Pursuant to NRS 78.347(1)(b).* Please let us know if you have any recommended changes. If you do not, please let me know if I have your authorization to affix your e-signature for submission to the Court.

Thank you,
Brittany

Brittany Friedman
CARBAJAL LAW
10001 W Park Run Drive
Las Vegas, NV 89145
P: (702) 846-0040

F: (702) 846-1329
D: (702) 526-0985
E-mail: Brittany@CLaw.vegas

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

Alpharidge Capital LLC, Plaintiff(s) vs. Homeland Resources Ltd., Defendant(s)	CASE NO: A-21-836335-C DEPT. NO. Department 5

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order Denying was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 7/6/2021

Hector Carbajal	hector@claw.vegas
Brittany Friedman	brittany@claw.vegas
Frederick Bauman	fred@lawbauman.com